EXHIBIT 10.22


                                 AMENDMENT NO. 1
                          DATED AS OF NOVEMBER 25, 1998
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF FEBRUARY 11, 1998

      THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is made as of this 25th day of November, 1998 by and among METALS USA, INC., (the "BORROWER"), the financial institutions parties thereto as lenders (the "LENDERS"), THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "AGENT") under that certain Amended and Restated Credit Agreement dated as of February 11, 1998 by and among the Borrower, the Lenders and the Agent (the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

      WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

      WHEREAS, the Borrower has requested certain amendments to the Credit Agreement;

      WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

      1. AMENDMENT TO CREDIT AGREEMENT.

            (A) RETROACTIVE AMENDMENTS. EFFECTIVE RETROACTIVELY TO JULY 15, 1997, AND SUBJECT TO THE SATISFACTION OF THE APPLICABLE CONDITIONS PRECEDENT SET FORTH IN SECTION 2 BELOW, THE CREDIT AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

            1.1. SECTION 1.1 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE DEFINITION OF "EXISTING LETTER OF CREDIT" CONTAINED THEREIN IN ITS ENTIRETY.

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            1.2. SECTION 1.1 OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO
      DELETE THE DEFINITIONS OF "ISSUING BANKS" AND "LETTER OF CREDIT" THEREFROM IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            "ISSUING BANKS" MEANS FIRST CHICAGO AND ANY OTHER LENDER WHICH, AT THE BORROWER'S REQUEST, AGREES, IN EACH SUCH LENDER'S SOLE DISCRETION, TO BECOME AN ISSUING BANK FOR THE PURPOSE OF ISSUING LETTERS OF CREDIT, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, IN EACH CASE IN SUCH LENDER'S SEPARATE CAPACITY AS AN ISSUER OF LETTERS OF CREDIT PURSUANT TO SECTION
      3.1. THE DESIGNATION OF ANY LENDER AS AN ISSUING BANK AFTER THE DATE HEREOF SHALL BE SUBJECT TO THE PRIOR WRITTEN CONSENT OF THE AGENT.

            "LETTER OF CREDIT" MEANS THE LETTERS OF CREDIT ISSUED BY THE ISSUING BANKS PURSUANT TO SECTION 3.1 HEREOF AFTER THE ORIGINAL CLOSING DATE.

            1.3. SECTION 1.3 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE THIRD SENTENCE THEREOF IN ITS ENTIRETY.

            1.4. SECTION 3.1 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE LAST SENTENCE THEREOF IN ITS ENTIRETY.

            1.5. SECTION 3.5 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE FIRST SENTENCE THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

      UNLESS A LENDER SHALL HAVE NOTIFIED THE ISSUING BANK, PRIOR TO ITS ISSUANCE OF A LETTER OF CREDIT, THAT ANY APPLICABLE CONDITION PRECEDENT SET FORTH IN SECTIONS 5.1 AND 5.2 HAD NOT THEN BEEN SATISFIED, IMMEDIATELY UPON THE ISSUANCE OF EACH OTHER LETTER OF CREDIT HEREUNDER, EACH LENDER SHALL BE DEEMED TO HAVE AUTOMATICALLY, IRREVOCABLY AND UNCONDITIONALLY PURCHASED AND RECEIVED FROM THE APPLICABLE ISSUING BANK AN UNDIVIDED INTEREST AND PARTICIPATION IN AND TO SUCH LETTER OF CREDIT, THE OBLIGATIONS OF THE BORROWER IN RESPECT THEREOF, AND THE LIABILITY OF SUCH ISSUING BANK THEREUNDER (COLLECTIVELY, AN "L/C INTEREST") IN AN AMOUNT EQUAL TO THE AMOUNT AVAILABLE FOR DRAWING UNDER SUCH LETTER OF CREDIT MULTIPLIED BY SUCH LENDER'S PRO RATA SHARE.

            1.6. SECTION 3.7 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE LAST SENTENCE THEREOF IN ITS ENTIRETY.

            (B) AMENDMENTS AS OF THE DATE HEREOF. EFFECTIVE AS OF THE DATE THAT IS THREE (3) BUSINESS DAYS FOLLOWING SATISFACTION OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION 2 BELOW (THE "AMENDMENT EFFECTIVE DATE"), THE CREDIT AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

            1.7 SECTION 1.1 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE CLAUSE
      (IV) FROM THE DEFINITION OF "CHANGE OF CONTROL" IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

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            (IV) OTHER THAN AS A RESULT OF A TRANSACTION PERMITTED UNDER THE
      TERMS OF THIS AGREEMENT, THE BORROWER SHALL CEASE TO OWN, OF RECORD AND BENEFICIALLY, WITH SOLE VOTING AND DISPOSITIVE POWER, (A) 80% OF THE OUTSTANDING SHARES OF CAPITAL STOCK OF EACH OF THE GUARANTORS, (B) 100% OF THE OUTSTANDING SHARES OF CAPITAL STOCK OF THE SPC (IF FORMED), OR (C) SHALL CEASE TO HAVE THE POWER, DIRECTLY OR INDIRECTLY, TO ELECT A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS OF EACH OF THE GUARANTORS; OR

            1.8 SECTION 1.1 OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO ADD THE FOLLOWING DEFINITIONS IN THE APPLICABLE ALPHABETICAL LOCATIONS:

            "BUYING LENDER(S)" IS DEFINED IN SECTION 2.4(C).

            "COMMITMENT INCREASE NOTICE" IS DEFINED IN SECTION 2.4(B).

            "DOMESTIC SUBSIDIARIES" MEANS ANY SUBSIDIARY OF ANY PERSON ORGANIZED UNDER THE LAWS OF ANY STATE OF THE UNITED STATES.

            "EFFECTIVE COMMITMENT AMOUNTS" IS DEFINED IN SECTION 2.4(B).

            "FOREIGN EMPLOYEE BENEFIT PLAN" MEANS ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF ERISA WHICH (I) IS MAINTAINED OR CONTRIBUTED TO FOR THE BENEFIT OF EMPLOYEES OF THE BORROWER, ANY OF ITS SUBSIDIARIES OR ANY MEMBER OF ITS CONTROLLED GROUP, (II) IS NOT COVERED BY ERISA PURSUANT TO SECTION 4(B)(4) OF ERISA, AND (III) COULD REASONABLY SUBJECT BORROWER OR ANY OF ITS DOMESTIC SUBSIDIARIES TO LIABILITY.

            "FOREIGN PENSION PLAN" MEANS ANY FOREIGN EMPLOYEE BENEFIT PLAN WHICH UNDER APPLICABLE LOCAL LAW IS REQUIRED TO BE FUNDED THROUGH A TRUST OR OTHER FUNDING VEHICLE.

            "HOLDERS OF SECURED OBLIGATIONS" MEANS THE HOLDERS OF THE SECURED OBLIGATIONS FROM TIME TO TIME AND SHALL REFER TO (I) EACH LENDER IN RESPECT OF ITS LOANS, (II) THE ISSUING BANK IN RESPECT OF REIMBURSEMENT OBLIGATIONS, (III) THE AGENT, THE LENDERS, THE SWING LINE BANK AND THE ISSUING BANK IN RESPECT OF ALL OTHER PRESENT AND FUTURE OBLIGATIONS AND LIABILITIES OF THE BORROWER OR ANY OF ITS DOMESTIC SUBSIDIARIES OF EVERY TYPE AND DESCRIPTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, (III) EACH INDEMNITEE IN RESPECT OF THE OBLIGATIONS AND LIABILITIES OF THE BORROWER TO SUCH PERSON HEREUNDER, (IV) EACH LENDER (OR AFFILIATE THEREOF), IN RESPECT OF ALL HEDGING OBLIGATIONS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES TO SUCH LENDER (OR SUCH AFFILIATE) AS EXCHANGE PARTY OR COUNTERPARTY UNDER ANY INTEREST RATE AGREEMENT, AND (V) THEIR RESPECTIVE SUCCESSORS, TRANSFEREES AND ASSIGNS.

            "LENDER INCREASE NOTICE" IS DEFINED IN SECTION 2.4(B).

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            "ORIGINATORS" MEANS THE BORROWER OR ANY OF ITS SUBSIDIARIES IN THEIR
      CAPACITIES AS PARTIES TO ANY RECEIVABLES SALE AGREEMENT AND SELLER OR TRANSFEROR OF ANY RECEIVABLES IN CONNECTION WITH A PERMITTED RECEIVABLES TRANSFER.

            "PERMITTED RECEIVABLES TRANSFER" MEANS (A) A SALE OR ANOTHER TRANSFER BY ANY ORIGINATOR OF RECEIVABLES (AND ANY RELATED SECURITY AND COLLECTIONS) (COLLECTIVELY, "RECEIVABLES INTERESTS") FOR FAIR MARKET VALUE AND WITHOUT RECOURSE (EXCEPT FOR LIMITED RECOURSE CUSTOMARY FOR SIMILAR STRUCTURED FINANCE TRANSACTIONS) TO A PERSON, INCLUDING SPC, IN A TRANSACTION IN WHICH ANOTHER PERSON THEN PURCHASES OR IS OTHERWISE TRANSFERRED SUCH RECEIVABLES INTERESTS AND (B) A SALE BY SPC TO SUCH OTHER PERSON OF RECEIVABLES INTERESTS PURCHASED BY SPC FROM AN ORIGINATOR OR TRANSFERRED TO THE SPC BY AN ORIGINATOR, IN EACH CASE PURSUANT TO RECEIVABLES PURCHASE AND SALE DOCUMENTS IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE AGENT AND GENERALLY CONSISTENT WITH TERMS CONTAINED IN COMPARABLE STRUCTURED FINANCE TRANSACTIONS (AS AMENDED, MODIFIED AND/OR RESTATED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, THE "RECEIVABLES PURCHASE DOCUMENTS").

            "PROPOSED NEW LENDER" IS DEFINED IN SECTION 2.4(B).

            "RECEIVABLE(S)" MEANS AND INCLUDES ALL OF THE BORROWER'S AND ITS SUBSIDIARIES' PRESENTLY EXISTING AND HEREAFTER ARISING OR ACQUIRED ACCOUNTS, ACCOUNTS RECEIVABLE, AND ALL PRESENT AND FUTURE RIGHTS OF THE BORROWER AND ITS SUBSIDIARIES TO PAYMENT FOR GOODS SOLD OR LEASED OR FOR SERVICES RENDERED (EXCEPT THOSE EVIDENCED BY INSTRUMENTS OR CHATTEL PAPER), WHETHER OR NOT THEY HAVE BEEN EARNED BY PERFORMANCE, AND ALL RIGHTS IN ANY MERCHANDISE OR GOODS WHICH ANY OF THE SAME MAY REPRESENT, AND ALL RIGHT, TITLE, SECURITY AND GUARANTIES WITH RESPECT TO EACH OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, ANY RIGHT OF STOPPAGE IN TRANSIT.

            "RECEIVABLES INTERESTS" IS DEFINED IN THE DEFINITION OF PERMITTED RECEIVABLES TRANSFER ABOVE.

            "RECEIVABLES PURCHASE DOCUMENTS" IS DEFINED IN THE DEFINITION OF PERMITTED RECEIVABLES TRANSFER ABOVE.

            "SELLING LENDER(S)" IS DEFINED IN SECTION 2.4(C).

            "SPC" MEANS A SPECIAL PURPOSE, WHOLLY-OWNED SUBSIDIARY OF THE BORROWER, FORMED FOR THE PURPOSE OF IMPLEMENTING THE PERMITTED RECEIVABLES TRANSFER.

            "YEAR 2000 ISSUES" MEANS ANTICIPATED COSTS, PROBLEMS AND UNCERTAINTIES ASSOCIATED WITH THE INABILITY OF CERTAIN COMPUTER APPLICATIONS TO EFFECTIVELY HANDLE DATA INCLUDING DATES ON AND AFTER JANUARY 1, 2000, AS SUCH INABILITY AFFECTS THE BUSINESS, OPERATIONS, AND FINANCIAL CONDITION OF THE BORROWER AND ITS SUBSIDIARIES AND OF THE BORROWER'S OR ITS SUBSIDIARIES' MATERIAL CUSTOMERS, SUPPLIERS AND VENDORS.

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            1.9 SECTION 1.1 OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO DELETE
      THE DEFINITIONS OF "AGGREGATE COMMITMENT", "GUARANTORS", "INDEBTEDNESS", "INTEREST EXPENSE", "LENDERS", "OFF BALANCE SHEET LIABILITIES", "ORIGINAL CREDIT AGREEMENT" AND "SWING LINE COMMITMENT" THEREFROM IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            "AGGREGATE COMMITMENT" MEANS THE AGGREGATE OF THE COMMITMENTS OF ALL THE LENDERS, AS AMENDED FROM TIME TO TIME PURSUANT TO THE TERMS HEREOF. THE INITIAL AGGREGATE COMMITMENT IS THREE HUNDRED FIFTY MILLION AND 00/100 DOLLARS ($350,000,000.00).

            "GUARANTORS" MEANS ALL OF THE BORROWER'S DOMESTIC SUBSIDIARIES AS OF THE EFFECTIVE DATE AND ANY OTHER NEW SUBSIDIARIES WHICH ARE DOMESTIC SUBSIDIARIES AND HAVE SATISFIED THE PROVISIONS OF SECTION 7.3(G)(II) HEREOF, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE SPC, IF FORMED, SHALL NOT BE REQUIRED TO BE OR BECOME A GUARANTOR AND SHALL NOT BE INCLUDED IN THE DEFINITION OF GUARANTOR.

            "INDEBTEDNESS" OF ANY PERSON MEANS, WITHOUT DUPLICATION, SUCH PERSON'S (A) OBLIGATIONS FOR BORROWED MONEY, (B) OBLIGATIONS REPRESENTING THE DEFERRED PURCHASE PRICE OF PROPERTY OR SERVICES (OTHER THAN ACCOUNTS PAYABLE ARISING IN THE ORDINARY COURSE OF SUCH PERSON'S BUSINESS PAYABLE ON TERMS CUSTOMARY IN THE TRADE), (C) OBLIGATIONS, WHETHER OR NOT ASSUMED, SECURED BY LIENS OR PAYABLE OUT OF THE PROCEEDS OR PRODUCTION FROM PROPERTY OR ASSETS NOW OR HEREAFTER OWNED OR ACQUIRED BY SUCH PERSON, (D) OBLIGATIONS WHICH ARE EVIDENCED BY NOTES, ACCEPTANCES OR OTHER INSTRUMENTS, (E) CAPITALIZED LEASE OBLIGATIONS, (F) REIMBURSEMENT OBLIGATIONS WITH RESPECT TO LETTERS OF CREDIT (OTHER THAN COMMERCIAL LETTERS OF CREDIT) ISSUED FOR THE ACCOUNT OF SUCH PERSON, (G) HEDGING OBLIGATIONS, (H) OFF BALANCE SHEET LIABILITIES AND (I) CONTINGENT OBLIGATIONS IN RESPECT OF OBLIGATIONS OF ANOTHER PERSON OF THE TYPE DESCRIBED IN THE FOREGOING CLAUSES (A) THROUGH (H). THE AMOUNT OF INDEBTEDNESS OF ANY PERSON AT ANY DATE SHALL BE WITHOUT DUPLICATION (I) THE OUTSTANDING BALANCE AT SUCH DATE OF ALL UNCONDITIONAL OBLIGATIONS AS DESCRIBED ABOVE AND THE MAXIMUM LIABILITY OF ANY SUCH CONTINGENT OBLIGATIONS AT SUCH DATE AND (II) IN THE CASE OF INDEBTEDNESS OF OTHERS SECURED BY A LIEN TO WHICH THE PROPERTY OR ASSETS OWNED OR HELD BY SUCH PERSON IS SUBJECT, THE LESSER OF THE FAIR MARKET VALUE AT SUCH DATE OF ANY ASSET SUBJECT TO A LIEN SECURING THE INDEBTEDNESS OF OTHERS AND THE AMOUNT OF THE INDEBTEDNESS SECURED. INDEBTEDNESS SHALL INCLUDE THE UNRECOVERED INVESTMENT OF PURCHASERS OR TRANSFEREES OF RECEIVABLES INTERESTS FROM ORIGINATORS OR SPC PURSUANT TO THE RECEIVABLES PURCHASE DOCUMENTS OR ANY OTHER OBLIGATION OF THE BORROWER, SPC OR THE ORIGINATORS TO PURCHASERS/TRANSFEREES OF RECEIVABLES INTERESTS OR THE AGENT FOR SUCH PURCHASERS/TRANSFEREES PURSUANT TO AND IN CONNECTION WITH THE RECEIVABLES PURCHASE DOCUMENTS, AND, WITHOUT LIMITATION OF THE OTHER PROVISIONS HEREIN, SUCH INDEBTEDNESS SHALL BE DEEMED TO BE FUNDED INDEBTEDNESS FOR PURPOSES OF SECTION 7.1(F) AND PART OF TOTAL DEBT FOR PURPOSES OF SECTION
      2.12 AND SECTION 7.4.

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            "INTEREST EXPENSE" MEANS, FOR ANY PERIOD, THE TOTAL INTEREST EXPENSE
      OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES, WHETHER PAID OR ACCRUED (INCLUDING THE INTEREST COMPONENT OF CAPITALIZED LEASES, THE INTEREST COMPONENT OF SYNTHETIC LEASES OR TAX RETENTION OPERATING LEASES, NET PAYMENTS AND CREDITS (IF ANY) PURSUANT TO HEDGING OBLIGATIONS RELATING TO INTEREST RATE PROTECTION, COMMITMENT AND LETTER OF CREDIT FEES AND
      DISCOUNT AND OTHER FEES AND CHARGES INCURRED UNDER THE RECEIVABLES
      PURCHASE DOCUMENTS), BUT EXCLUDING INTEREST EXPENSE NOT PAYABLE IN CASH (INCLUDING AMORTIZATION OF DISCOUNT), ALL AS DETERMINED IN CONFORMITY WITH AGREEMENT ACCOUNTING PRINCIPLES.

            "LENDERS" MEANS THE LENDING INSTITUTIONS LISTED ON THE SIGNATURE PAGES OF THIS AGREEMENT, EACH ADDITIONAL LENDER WHICH BECAME A LENDER PURSUANT TO THE TERMS OF AMENDMENT NO. 1 TO THIS AGREEMENT AND EACH PROPOSED NEW LENDER WHICH BECOMES A LENDER HERETO PURSUANT TO THE PROVISIONS OF SECTION 2.4(B) AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

            "OFF BALANCE SHEET LIABILITIES" OF A PERSON MEANS (A) ANY REPURCHASE OBLIGATION OR LIABILITY OF SUCH PERSON OR ANY OF ITS SUBSIDIARIES WITH RESPECT TO ACCOUNTS OR NOTES RECEIVABLE SOLD BY SUCH PERSON OR ANY OF ITS SUBSIDIARIES, INCLUDING, WITHOUT LIMITATION, PURSUANT TO THE RECEIVABLES PURCHASE DOCUMENTS, (B) ANY LIABILITY UNDER ANY SALE AND LEASEBACK TRANSACTIONS WHICH DO NOT CREATE A LIABILITY ON THE CONSOLIDATED BALANCE SHEET OF SUCH PERSON, (C) ANY LIABILITY UNDER ANY FINANCING LEASE OR SO-CALLED "SYNTHETIC" LEASE TRANSACTION OR TAX RETENTION OPERATING LEASE, OR (D) ANY OBLIGATIONS ARISING WITH RESPECT TO ANY OTHER TRANSACTION WHICH IS THE FUNCTIONAL EQUIVALENT OF OR TAKES THE PLACE OF BORROWING BUT WHICH DOES NOT CONSTITUTE A LIABILITY ON THE CONSOLIDATED BALANCE SHEETS OF SUCH PERSON AND ITS SUBSIDIARIES.

            "ORIGINAL CREDIT AGREEMENT" MEANS THE CREDIT AGREEMENT DATED AS OF JULY 15, 1997 AMONG THE BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO AND THE AGENT, AS AMENDED AND RESTATED AS OF FEBRUARY 11, 1998.

            "SWING LINE COMMITMENT" MEANS THE OBLIGATION OF THE SWING LINE BANK TO MAKE SWING LINE LOANS UP TO A MAXIMUM PRINCIPAL AMOUNT OF $25,000,000 AT ANY ONE TIME OUTSTANDING.

            1.10 SECTION 2.4 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            2.4 CHANGES IN COMMITMENTS. (A) REDUCTION OF COMMITMENTS. THE BORROWER MAY PERMANENTLY REDUCE THE AGGREGATE COMMITMENT IN WHOLE, OR IN PART RATABLY AMONG THE LENDERS, IN AN AGGREGATE MINIMUM AMOUNT OF $5,000,000 AND INTEGRAL MULTIPLES OF $5,000,000 IN EXCESS OF THAT AMOUNT (UNLESS THE AGGREGATE COMMITMENT IS REDUCED IN WHOLE), UPON AT LEAST THREE
      (3) BUSINESS DAYS' WRITTEN NOTICE TO THE AGENT, WHICH NOTICE SHALL SPECIFY THE AMOUNT OF ANY SUCH REDUCTION; PROVIDED, HOWEVER, THAT THE AMOUNT OF THE AGGREGATE COMMITMENT MAY NOT BE REDUCED BELOW THE AGGREGATE PRINCIPAL AMOUNT OF THE

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      OUTSTANDING REVOLVING CREDIT OBLIGATIONS. ALL ACCRUED COMMITMENT FEES
      SHALL BE PAYABLE ON THE EFFECTIVE DATE OF ANY PARTIAL OR COMPLETE TERMINATION OF THE OBLIGATIONS OF THE LENDERS TO MAKE REVOLVING LOANS HEREUNDER.

            (B) INCREASES OF COMMITMENTS. AT ANY TIME, THE BORROWER MAY REQUEST THAT THE AGGREGATE COMMITMENT BE INCREASED; PROVIDED THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN SECTION 9.3, WITHOUT THE PRIOR WRITTEN CONSENT OF ALL OF THE LENDERS, (I) THE AGGREGATE COMMITMENT SHALL AT NO TIME EXCEED $375,000,000 MINUS THE AGGREGATE AMOUNT OF ALL REDUCTIONS IN THE AGGREGATE COMMITMENT PREVIOUSLY MADE PURSUANT TO SECTION 2.4(A) AND (II) THE BORROWER SHALL NOT MAKE ANY SUCH REQUEST DURING THE SIX MONTH PERIOD FOLLOWING ANY REDUCTION IN THE AGGREGATE COMMITMENT OCCURRING UNDER SECTION 2.4(A). SUCH REQUEST SHALL BE MADE IN A WRITTEN NOTICE GIVEN TO THE AGENT AND THE LENDERS BY THE BORROWER NOT LESS THAN FIFTEEN (15) BUSINESS DAYS PRIOR TO THE PROPOSED EFFECTIVE DATE OF SUCH INCREASE, WHICH NOTICE (A "COMMITMENT INCREASE NOTICE") SHALL SPECIFY THE AMOUNT OF THE PROPOSED INCREASE IN THE AGGREGATE COMMITMENT AND THE PROPOSED EFFECTIVE DATE OF SUCH INCREASE. ON OR PRIOR TO THE DATE THAT IS TEN (10) BUSINESS DAYS AFTER RECEIPT OF THE COMMITMENT INCREASE NOTICE, EACH LENDER SHALL SUBMIT TO THE AGENT A NOTICE INDICATING THE MAXIMUM AMOUNT BY WHICH IT IS WILLING TO INCREASE ITS COMMITMENT IN CONNECTION WITH SUCH COMMITMENT INCREASE NOTICE (ANY SUCH NOTICE TO THE AGENT BEING HEREIN A "LENDER INCREASE NOTICE"). ANY LENDER WHICH DOES NOT SUBMIT A LENDER INCREASE NOTICE TO THE AGENT PRIOR TO THE EXPIRATION OF SUCH TEN
      (10) BUSINESS DAY PERIOD SHALL BE DEEMED TO HAVE DENIED ANY INCREASE IN ITS COMMITMENT. IN THE EVENT THAT THE INCREASES OF COMMITMENTS SET FORTH IN THE LENDER INCREASE NOTICES EXCEED THE AMOUNT REQUESTED BY THE BORROWER IN THE COMMITMENT INCREASE NOTICE, THE AGENT AND THE ARRANGER SHALL HAVE THE RIGHT, IN CONSULTATION WITH THE BORROWER, TO ALLOCATE THE AMOUNT OF INCREASES NECESSARY TO MEET THE BORROWER'S COMMITMENT INCREASE NOTICE. IN THE EVENT THAT THE LENDER INCREASE NOTICES ARE LESS THAN THE AMOUNT REQUESTED BY THE BORROWER, THE AGENT AND THE ARRANGER SHALL ASSIST THE BORROWER IN ATTEMPTING TO IDENTIFY FINANCIAL INSTITUTIONS WHICH MAY HAVE AN INTEREST IN BECOMING LENDERS UNDER THIS AGREEMENT. NOT LATER THAN 3 BUSINESS DAYS PRIOR TO THE PROPOSED EFFECTIVE DATE THE BORROWER MAY NOTIFY THE AGENT OF ANY FINANCIAL INSTITUTION THAT SHALL HAVE AGREED TO BECOME A "LENDER" PARTY HERETO (A "PROPOSED NEW LENDER") IN CONNECTION WITH THE COMMITMENT INCREASE NOTICE. ANY PROPOSED NEW LENDER SHALL BE CONSENTED TO BY THE AGENT (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD). IF THE BORROWER, THE AGENT AND THE ARRANGER SHALL NOT HAVE ARRANGED ANY PROPOSED NEW LENDER(S) TO COMMIT TO THE SHORTFALL FROM THE LENDER INCREASE NOTICES, THEN THE BORROWER SHALL BE DEEMED TO HAVE REDUCED THE AMOUNT OF ITS COMMITMENT INCREASE NOTICE TO THE AGGREGATE AMOUNT SET FORTH IN THE LENDER INCREASE NOTICES. BASED UPON THE LENDER INCREASE NOTICES, ANY ALLOCATIONS MADE IN CONNECTION THEREWITH AND ANY NOTICE REGARDING ANY PROPOSED NEW LENDER, IF APPLICABLE, THE AGENT SHALL NOTIFY THE BORROWER AND THE LENDERS ON OR BEFORE THE BUSINESS DAY IMMEDIATELY PRIOR TO THE PROPOSED EFFECTIVE DATE OF THE AMOUNT OF EACH LENDER'S AND PROPOSED NEW LENDERS' COMMITMENT (SUCH NEW AMOUNTS BEING THE "EFFECTIVE COMMITMENT AMOUNTS") AND THE AMOUNT OF THE AGGREGATE COMMITMENT, WHICH AMOUNTS SHALL BE EFFECTIVE ON THE

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      FOLLOWING BUSINESS DAY. ANY INCREASE IN THE AGGREGATE COMMITMENT SHALL BE
      SUBJECT TO THE FOLLOWING CONDITIONS PRECEDENT: (A) THE BORROWER SHALL HAVE OBTAINED THE CONSENT THERETO OF EACH GUARANTOR AND ITS REAFFIRMATION OF THE LOAN DOCUMENT(S) EXECUTED BY IT, WHICH CONSENT AND REAFFIRMATION SHALL BE IN WRITING AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT, (B) AS OF THE DATE OF THE COMMITMENT INCREASE NOTICE AND AS OF THE PROPOSED EFFECTIVE DATE OF THE INCREASE IN THE AGGREGATE COMMITMENT, NO EVENT SHALL HAVE OCCURRED AND THEN BE CONTINUING WHICH CONSTITUTES A DEFAULT OR UNMATURED DEFAULT, (C) THE BORROWER, THE AGENT AND EACH PROPOSED NEW LENDER OR LENDER THAT SHALL HAVE AGREED TO PROVIDE A "COMMITMENT" IN SUPPORT OF SUCH INCREASE IN THE AGGREGATE COMMITMENT SHALL HAVE EXECUTED AND DELIVERED A "COMMITMENT AND ACCEPTANCE" SUBSTANTIALLY IN THE FORM OF EXHIBIT K HERETO, (D) COUNSEL FOR THE BORROWER AND FOR THE GUARANTORS SHALL HAVE PROVIDED TO THE AGENT SUPPLEMENTAL OPINIONS IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE AGENT AND (E) THE BORROWER AND THE PROPOSED NEW LENDER SHALL OTHERWISE HAVE EXECUTED AND DELIVERED SUCH OTHER INSTRUMENTS AND DOCUMENTS AS MAY BE REQUIRED UNDER SECTION 2.12(E)(VI) OR THAT THE AGENT SHALL HAVE REASONABLY REQUESTED IN CONNECTION WITH SUCH INCREASE. IF ANY FEE SHALL BE CHARGED BY THE LENDERS IN CONNECTION WITH ANY SUCH INCREASE, SUCH FEE SHALL BE IN ACCORDANCE WITH THEN PREVAILING MARKET CONDITIONS, WHICH MARKET CONDITIONS SHALL HAVE BEEN REASONABLY DOCUMENTED BY THE AGENT TO THE BORROWER. UPON SATISFACTION OF THE CONDITIONS PRECEDENT TO ANY INCREASE IN THE AGGREGATE COMMITMENT, THE AGENT SHALL PROMPTLY ADVISE THE BORROWER AND EACH LENDER OF THE EFFECTIVE DATE OF SUCH INCREASE. UPON THE EFFECTIVE DATE OF ANY INCREASE IN THE AGGREGATE COMMITMENT THAT IS SUPPORTED BY A PROPOSED NEW LENDER, SUCH PROPOSED NEW LENDER SHALL BE A PARTY HERETO AS A LENDER AND SHALL HAVE THE RIGHTS AND OBLIGATIONS OF A LENDER HEREUNDER. NOTHING CONTAINED HEREIN SHALL CONSTITUTE, OR OTHERWISE BE DEEMED TO BE, A COMMITMENT ON THE PART OF ANY LENDER TO INCREASE ITS COMMITMENT HEREUNDER AT ANY TIME. UPON THE EFFECTIVE DATE OF ANY INCREASE IN THE AGGREGATE COMMITMENT, THE LENDERS (INCLUDING PROPOSED NEW LENDERS ALLOCATED A COMMITMENT) SHALL BE BOUND BY THE TERMS OF THE FOLLOWING CLAUSE (C).

            (C) MASTER ASSIGNMENT IN CONNECTION WITH COMMITMENT INCREASES. FOR PURPOSES OF THIS CLAUSE (C), THE TERM "BUYING LENDER(S)" SHALL MEAN (1) EACH LENDER THE EFFECTIVE COMMITMENT AMOUNT OF WHICH IS GREATER THAN ITS COMMITMENT PRIOR TO THE EFFECTIVE DATE OF ANY INCREASE IN THE AGGREGATE COMMITMENT AND (2) EACH PROPOSED NEW LENDER THAT IS ALLOCATED AN EFFECTIVE COMMITMENT AMOUNT IN CONNECTION WITH ANY COMMITMENT INCREASE NOTICE AND THE TERM "SELLING LENDER(S)" SHALL MEAN EACH LENDER WHOSE COMMITMENT UNDER THIS AGREEMENT IS NOT BEING INCREASED FROM THAT IN EFFECT PRIOR TO SUCH INCREASE IN THE AGGREGATE COMMITMENT. EFFECTIVE ON THE EFFECTIVE DATE OF ANY INCREASE IN THE AGGREGATE COMMITMENT PURSUANT TO CLAUSE (B) ABOVE, EACH SELLING LENDER HEREBY SELLS, GRANTS, ASSIGNS AND CONVEYS TO EACH BUYING LENDER, WITHOUT RECOURSE, WARRANTY, OR REPRESENTATION OF ANY KIND, EXCEPT AS SPECIFICALLY PROVIDED HEREIN, AN UNDIVIDED PERCENTAGE IN SUCH SELLING LENDER'S RIGHT, TITLE AND INTEREST IN AND TO ITS OUTSTANDING LOANS AND L/C OBLIGATIONS IN THE RESPECTIVE DOLLAR AMOUNTS AND PERCENTAGES NECESSARY SO THAT, FROM AND AFTER SUCH SALE, EACH SUCH SELLING LENDER'S OUTSTANDING LOANS AND L/C OBLIGATIONS SHALL EQUAL SUCH SELLING LENDER'S PRO RATA SHARE (CALCULATED BASED UPON THE

      EFFECTIVE COMMITMENT AMOUNTS) OF THE OUTSTANDING LOANS AND L/C OBLIGATIONS UNDER THIS AGREEMENT. EFFECTIVE ON THE EFFECTIVE DATE OF THE INCREASE IN THE AGGREGATE COMMITMENT PURSUANT TO CLAUSE (B) ABOVE, EACH BUYING LENDER HEREBY PURCHASES AND ACCEPTS SUCH GRANT, ASSIGNMENT AND CONVEYANCE FROM THE SELLING LENDERS. EACH BUYING LENDER HEREBY AGREES THAT ITS RESPECTIVE PURCHASE PRICE FOR THE PORTION OF THE OUTSTANDING LOANS AND L/C OBLIGATIONS PURCHASED HEREBY SHALL EQUAL THE RESPECTIVE DOLLAR AMOUNT NECESSARY SO THAT, FROM AND AFTER SUCH PAYMENTS, EACH BUYING LENDER'S OUTSTANDING LOANS AND L/C OBLIGATIONS SHALL EQUAL SUCH BUYING LENDER'S PRO RATA SHARE (CALCULATED BASED UPON THE EFFECTIVE COMMITMENT AMOUNTS) OF THE OUTSTANDING LOANS AND L/C OBLIGATIONS UNDER THIS AGREEMENT. SUCH AMOUNT SHALL BE PAYABLE ON THE EFFECTIVE DATE OF THE INCREASE IN THE AGGREGATE COMMITMENT BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS TO THE AGENT. THE AGENT, IN TURN, SHALL WIRE TRANSFER ANY SUCH FUNDS RECEIVED TO THE SELLING LENDERS, IN SAME DAY FUNDS, FOR THE SOLE ACCOUNT OF THE SELLING LENDERS. EACH SELLING LENDER HEREBY REPRESENTS AND WARRANTS TO EACH BUYING LENDER THAT SUCH SELLING LENDER OWNS THE LOANS AND L/C OBLIGATIONS BEING SOLD AND ASSIGNED HEREBY FOR ITS OWN ACCOUNT AND HAS NOT SOLD, TRANSFERRED OR ENCUMBERED ANY OR ALL OF ITS INTEREST IN SUCH LOANS OR L/C OBLIGATIONS, EXCEPT FOR PARTICIPATIONS WHICH WILL BE EXTINGUISHED UPON PAYMENT TO SELLING LENDER OF AN AMOUNT EQUAL TO THE PORTION OF THE OUTSTANDING LOANS AND L/C OBLIGATIONS BEING SOLD BY SUCH SELLING LENDER. EACH BUYING LENDER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR EACH SELLING LENDER'S REPRESENTATIONS AND WARRANTIES CONTAINED IN THE FOREGOING SENTENCE, EACH SUCH BUYING LENDER HAS ENTERED INTO ITS COMMITMENT AND ACCEPTANCE WITH RESPECT TO SUCH INCREASE ON THE BASIS OF ITS OWN INDEPENDENT INVESTIGATION AND HAS NOT RELIED UPON, AND WILL NOT RELY UPON, ANY EXPLICIT OR IMPLICIT WRITTEN OR ORAL REPRESENTATION, WARRANTY OR OTHER STATEMENT OF THE LENDERS OR THE AGENT CONCERNING THE AUTHORIZATION, EXECUTION, LEGALITY, VALIDITY, EFFECTIVENESS, GENUINENESS, ENFORCEABILITY OR SUFFICIENCY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. THE BORROWER HEREBY AGREES TO COMPENSATE EACH SELLING LENDER FOR ALL LOSSES, EXPENSES AND LIABILITIES INCURRED BY EACH LENDER IN CONNECTION WITH THE SALE AND ASSIGNMENT OF ANY EURODOLLAR RATE LOANS HEREUNDER ON THE TERMS AND IN THE MANNER AS SET FORTH IN SECTION 4.4.

            1.11 SECTION 2.12(C) IS AMENDED TO DELETE CLAUSE (II) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            (II) THE BORROWER AGREES TO PAY TO THE AGENT FOR THE SOLE ACCOUNT OF THE AGENT AND THE ARRANGER (UNLESS OTHERWISE AGREED BETWEEN THE AGENT OR THE ARRANGER AND ANY LENDER) THE FEES SET FORTH IN THE LETTER AGREEMENT DATED NOVEMBER 1, 1998 BETWEEN THE AGENT AND/OR THE ARRANGER AND THE BORROWER ENTERED INTO FROM TIME TO TIME, PAYABLE AT THE TIMES AND IN THE AMOUNTS SET FORTH THEREIN.

            1.12 SECTION 2.12(D) IS AMENDED TO DELETE CLAUSE (II) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            (II) THE APPLICABLE EURODOLLAR MARGIN, APPLICABLE FLOATING RATE MARGIN AND APPLICABLE COMMITMENT FEE PERCENTAGE SHALL BE DETERMINED FROM TIME TO TIME BY REFERENCE TO THE TABLE SET FORTH BELOW, ON THE BASIS OF THE THEN APPLICABLE LEVERAGE RATIO AS DESCRIBED IN THIS SECTION 2.12(D)(II); PROVIDED, HOWEVER, FOR THE PERIOD FROM THE EFFECTIVE DATE OF AMENDMENT NO. 1 TO THIS AGREEMENT UNTIL THE APPLICABLE EURODOLLAR MARGINS, APPLICABLE FLOATING RATE MARGIN AND APPLICABLE COMMITMENT FEE PERCENTAGE ARE FIRST ADJUSTED PURSUANT TO THIS CLAUSE (D), IT SHALL BE ASSUMED THAT THE LEVERAGE RATIO IS >3.50 TO 1.00 AND <= 4.00 TO 1.00; PROVIDED, FURTHER, HOWEVER, IF UTILIZING THE LEVERAGE RATIO INSTEAD OF THE "ADJUSTED LEVERAGE RATIO" (AS DEFINED BELOW) WOULD RESULT IN LOWERING THE APPLICABLE EURODOLLAR MARGIN, APPLICABLE FLOATING RATE MARGIN AND APPLICABLE COMMITMENT FEE PERCENTAGE BY MORE THAN ONE LEVEL AS SET FORTH IN THE TABLE BELOW, THEN THE APPLICABLE EURODOLLAR MARGIN, APPLICABLE FLOATING RATE MARGIN AND APPLICABLE COMMITMENT FEE PERCENTAGE SHALL BE THE LEVEL THAT IS ONE LEVEL LOWER THAN THE LEVEL DETERMINED USING THE ADJUSTED LEVERAGE RATIO. FOR PURPOSES HEREOF "ADJUSTED LEVERAGE RATIO" SHALL MEAN THE LEVERAGE RATIO CALCULATED UTILIZING EBITDA WITHOUT TAKING INTO ACCOUNT THE ADJUSTMENTS SET FORTH IN CLAUSES (X) AND (XII) IN THE DEFINITION THEREOF.

       -------------------------------------------------------------------------

                 Level I    Level II    Level III   Level IV       Level V
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

                            > 2.50 to   >3.00 to
                            1.00        1.00        >3.50 to 1.00
                            and         and         and
       Leverage  <=2.50 to  <= 3.00 to  <= 3.5      <=4.00 to
       Ratio     1.00       1.00        to 1.00     1.00           >4.00 to 1.00
       -------------------------------------------------------------------------

      FOR PURPOSES OF THIS SECTION 2.12(D)(II), THE LEVERAGE RATIO SHALL BE DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER BASED UPON (A) FOR TOTAL DEBT, TOTAL DEBT AS OF THE LAST DAY OF EACH SUCH FISCAL QUARTER; AND
      (B) FOR EBITDA, EBITDA FOR THE TWELVE-MONTH PERIOD ENDING ON SUCH DAY CALCULATED AS SET FORTH IN THE DEFINITION THEREOF. UPON RECEIPT OF THE FINANCIAL STATEMENTS DELIVERED PURSUANT TO SECTIONS 7.1(A)(I) (SUBJECT TO ADJUSTMENT UPON RECEIPT OF THE FINANCIAL STATEMENTS DELIVERED PURSUANT TO
      SECTION 7.1(A)(II)), THE APPLICABLE EURODOLLAR MARGIN, APPLICABLE FLOATING RATE MARGIN AND APPLICABLE COMMITMENT FEE PERCENTAGE SHALL BE ADJUSTED, SUCH ADJUSTMENT BEING EFFECTIVE FIVE (5) BUSINESS DAYS FOLLOWING THE AGENT'S RECEIPT OF SUCH FINANCIAL STATEMENTS AND THE COMPLIANCE CERTIFICATE REQUIRED TO BE DELIVERED IN CONNECTION THEREWITH PURSUANT TO
      SECTION 7.1(A)(III); PROVIDED, THAT IF THE BORROWER SHALL NOT HAVE TIMELY DELIVERED ITS FINANCIAL STATEMENTS IN ACCORDANCE WITH SECTION 7.1(A)(I) OR
      (II), AS APPLICABLE, THEN COMMENCING ON THE DATE UPON WHICH SUCH FINANCIAL STATEMENTS SHOULD HAVE BEEN DELIVERED AND CONTINUING UNTIL SUCH FINANCIAL STATEMENTS ARE ACTUALLY DELIVERED, IT SHALL BE ASSUMED FOR PURPOSES OF DETERMINING THE APPLICABLE EURODOLLAR MARGIN, APPLICABLE FLOATING RATE MARGIN AND APPLICABLE COMMITMENT FEE PERCENTAGE THAT THE LEVERAGE RATIO WAS GREATER THAN 4.00 TO 1.0.

            1.13 SECTION 2.12(G) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (G) CONTROL ACCOUNT. THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO SECTION 13.3(C) SHALL INCLUDE A CONTROL ACCOUNT, AND A SUBSIDIARY ACCOUNT FOR EACH LENDER, IN WHICH ACCOUNTS (TAKEN TOGETHER) SHALL BE RECORDED (I) THE DATE AND AMOUNT OF EACH ADVANCE MADE HEREUNDER, THE TYPE OF LOAN COMPRISING SUCH ADVANCE AND ANY INTEREST PERIOD APPLICABLE THERETO, (II) THE EFFECTIVE DATE AND AMOUNT OF EACH ASSIGNMENT AGREEMENT DELIVERED TO AND ACCEPTED BY IT AND THE PARTIES THERETO PURSUANT TO
      SECTION 13.3, (III) THE AMOUNT OF ANY PRINCIPAL OR INTEREST DUE AND PAYABLE OR TO BECOME DUE AND PAYABLE FROM THE BORROWER TO EACH LENDER HEREUNDER OR UNDER THE NOTES, (IV) THE AMOUNT OF ANY SUM RECEIVED BY THE AGENT FROM THE BORROWER HEREUNDER AND EACH LENDER'S SHARE THEREOF (V) THE AMOUNT OF ANY INCREASE OF THE AGGREGATE COMMITMENT PURSUANT TO SECTION 2.4(B) AND THE APPLICABLE LENDERS WITH RESPECT THERETO AND (VI) ALL OTHER APPROPRIATE DEBITS AND CREDITS AS PROVIDED IN THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ALL FEES, CHARGES, EXPENSES AND INTEREST.

            1.14 SECTION 4.4 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            4.4 FUNDING INDEMNIFICATION. IF ANY PAYMENT OF A EURODOLLAR RATE ADVANCE OCCURS ON A DATE WHICH IS NOT THE LAST DAY OF THE APPLICABLE INTEREST PERIOD, WHETHER BECAUSE OF ACCELERATION, PREPAYMENT, OR OTHERWISE, OR A EURODOLLAR RATE ADVANCE IS NOT MADE ON THE DATE SPECIFIED BY THE BORROWER FOR ANY REASON OTHER THAN DEFAULT BY THE LENDERS, OR A EURODOLLAR RATE ADVANCE IS CONVERTED ON A DAY OTHER THAN THE LAST DAY OF THE APPLICABLE INTEREST PERIOD, THE BORROWER INDEMNIFIES EACH LENDER FOR ANY LOSS OR COST INCURRED BY IT RESULTING THEREFROM (INCLUDING LOSS OF PROFIT OTHER THAN LOSS OF PROFIT REPRESENTED BY THE APPLICABLE EURODOLLAR MARGIN WHICH WOULD HAVE BEEN PAYABLE FOR SUCH INTEREST PERIOD), INCLUDING, WITHOUT LIMITATION, ANY LOSS OR COST IN LIQUIDATING OR EMPLOYING DEPOSITS ACQUIRED TO FUND OR MAINTAIN THE EURODOLLAR RATE ADVANCE.

            1.15 SECTION 6.4 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            6.4 FINANCIAL STATEMENTS. THE PRO FORMA FINANCIAL STATEMENTS OF THE BORROWER AND ITS SUBSIDIARIES CONTAINED IN CONFIDENTIAL INFORMATION MEMORANDUM DATED SEPTEMBER 1998 AND FURNISHED ON BEHALF OF THE BORROWER TO FINANCIAL INSTITUTIONS INVITED TO PARTICIPATE IN THE CREDIT FACILITY EVIDENCED BY THIS AGREEMENT (THE "INFORMATION MEMORANDUM"), PRESENT ON A PRO FORMA BASIS THE FINANCIAL CONDITION OF THE BORROWER AND SUCH SUBSIDIARIES AS OF THE DATES CONTAINED THEREIN, AND REFLECT ON A PRO FORMA BASIS THOSE LIABILITIES REFLECTED IN THE NOTES THERETO AND RESULTING FROM CONSUMMATION OF THE INITIAL ACQUISITIONS, THE MERGERS, THE PUBLIC OFFERINGS AND THE RELATED TRANSACTIONS AND THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND THE PAYMENT OR ACCRUAL OF ALL TRANSACTION COSTS PAYABLE WITH RESPECT TO ANY OF THE FOREGOING. THE PROJECTIONS AND ASSUMPTIONS CONTAINED UNDER TAB 7 OF THE INFORMATION MEMORANDUM REFERENCED ABOVE

      WERE PREPARED IN GOOD FAITH AND ON THE BASIS OF ASSUMPTIONS AND INFORMATION THAT THE BORROWER BELIEVED TO BE REASONABLE AT THE TIME SO FURNISHED.

            1.16 SECTION 6.5 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            6.5 NO MATERIAL ADVERSE CHANGE. SINCE DECEMBER 31, 1997, THERE HAS OCCURRED NO EVENT OR CIRCUMSTANCE WHICH HAS HAD OR COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

            1.17 SECTION 6.9 OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING AT THE END THEREOF:

       EACH FOREIGN PENSION PLAN IS IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH ALL LAWS, REGULATIONS AND RULES APPLICABLE THERETO AND THE RESPECTIVE REQUIREMENTS OF THE GOVERNING DOCUMENTS FOR SUCH PLAN. THE AGGREGATE OF THE LIABILITIES TO PROVIDE ALL OF THE ACCRUED BENEFITS UNDER ANY FOREIGN EMPLOYEE BENEFIT PLAN DOES NOT EXCEED THE CURRENT FAIR MARKET VALUE OF THE ASSETS HELD IN THE TRUST OR OTHER FUNDING VEHICLE FOR SUCH PLAN.

            1.18 ARTICLE VI OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE
      SECTION 6.20 THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            6.20 SENIOR DEBT STATUS. THE SECURED OBLIGATIONS CONSTITUTE "SENIOR DEBT" AS DEFINED IN THE INDENTURE AND ARE ENTITLED TO THE BENEFITS OF THE SUBORDINATION PROVISIONS CONTAINED THEREIN.

            1.19 ARTICLE VI OF THE CREDIT AGREEMENT IS AMENDED TO ADD SECTION
      6.21 AT THE END THEREOF AS FOLLOWS:

            6.21 YEAR 2000 ISSUES. THE BORROWER AND ITS SUBSIDIARIES HAVE MADE A COMPLETE ASSESSMENT OF THE YEAR 2000 ISSUES AND HAVE A REALISTIC AND ACHIEVABLE PROGRAM FOR REMEDIATING THE YEAR 2000 ISSUES ON A TIMELY BASIS. BASED ON SUCH ASSESSMENT AND PROGRAM, THE BORROWER DOES NOT REASONABLY ANTICIPATE THAT YEAR 2000 ARE REASONABLY LIKELY TO HAVE A MATERIAL ADVERSE EFFECT.

            1.20 SECTION 7.1(D) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE "AND" AT THE END OF CLAUSE (VII), TO ADD AN "AND" AT THE END OF CLAUSE
      (VIII) AND TO ADD THE FOLLOWING AS CLAUSE (IX) THEREOF:

            (IX) WITHIN FIFTEEN (15) BUSINESS DAYS AFTER THE ESTABLISHMENT OF ANY FOREIGN EMPLOYEE BENEFIT PLAN OR THE COMMENCEMENT OF, OR OBLIGATION TO COMMENCE, CONTRIBUTIONS TO ANY FOREIGN EMPLOYEE BENEFIT PLAN TO WHICH THE BORROWER OR ANY DOMESTIC SUBSIDIARY WAS NOT PREVIOUSLY CONTRIBUTING, WHERE THE AGGREGATE ANNUAL CONTRIBUTION BY THE BORROWER OR ANY DOMESTIC SUBSIDIARY TO SUCH PLAN ARE OR COULD

      REASONABLY BE EXPECTED TO EXCEED $1,000,000, NOTIFICATION OF SUCH ESTABLISHMENT COMMENCEMENT OR OBLIGATION TO COMMENCE AND THE AMOUNT OF SUCH CONTRIBUTIONS.

            1.21. SECTION 7.2 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE SUBSECTION (J) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (J) USE OF PROCEEDS. THE BORROWER SHALL USE THE PROCEEDS OF THE LOANS TO (I) REPAY IN FULL THE EXISTING INDEBTEDNESS OF THE BORROWER UNDER ITS LETTER AGREEMENT DATED AS OF SEPTEMBER 14, 1998 WITH FIRST CHICAGO AS OF THE EFFECTIVE DATE OF AMENDMENT NO. 1 TO THIS AGREEMENT, (II) PROVIDE FUNDS FOR THE ADDITIONAL WORKING CAPITAL NEEDS AND OTHER GENERAL CORPORATE PURPOSES OF THE BORROWER AND ITS SUBSIDIARIES AND (III) FUND PERMITTED ACQUISITIONS. THE BORROWER WILL NOT, NOR WILL IT PERMIT ANY SUBSIDIARY TO, USE ANY OF THE PROCEEDS OF THE LOANS TO PURCHASE OR CARRY ANY "MARGIN STOCK" OR TO MAKE ANY ACQUISITION, OTHER THAN ANY PERMITTED ACQUISITION PURSUANT TO SECTION 7.3(G).

            1.22. SECTION 7.2 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE SUBSECTION (K) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (K) ADDITION OF GUARANTORS; ADDITION OF PLEDGED CAPITAL STOCK; PLEDGE OF FOREIGN SUBSIDIARIES' STOCK. THE BORROWER SHALL CAUSE (I) EACH DOMESTIC SUBSIDIARY THAT IS, AT ANY TIME, A MATERIAL SUBSIDIARY, AND (II) EACH OTHER DOMESTIC SUBSIDIARY NECESSARY FOR THE BORROWER TO COMPLY WITH THE REQUIREMENTS SET FORTH IN SECTION 7.3(E), TO DELIVER TO THE AGENT AN EXECUTED GUARANTY SUPPLEMENT TO BECOME A GUARANTOR UNDER THE GUARANTY IN THE FORM OF EXHIBIT J ATTACHED HERETO AND APPROPRIATE CORPORATE RESOLUTIONS, OPINIONS AND OTHER DOCUMENTATION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT, SUCH GUARANTY SUPPLEMENT AND OTHER DOCUMENTATION TO BE DELIVERED TO THE AGENT AS PROMPTLY AS POSSIBLE BUT IN ANY EVENT WITHIN THIRTY (30) DAYS OF DETERMINATION THAT A SUBSIDIARY IS A MATERIAL SUBSIDIARY OR OTHERWISE NEEDS TO BE ADDED AS A GUARANTOR. SIMULTANEOUSLY WITH ANY SUBSIDIARY BECOMING A GUARANTOR, THE BORROWER SHALL (OR, IF THE CAPITAL STOCK OF SUCH SUBSIDIARY IS OWNED BY ANOTHER SUBSIDIARY, SHALL CAUSE SUCH OTHER SUBSIDIARY TO) DELIVER TO THE AGENT AN EXECUTED SUPPLEMENT TO THE PLEDGE AGREEMENT OR A PLEDGE AGREEMENT, TOGETHER WITH APPROPRIATE CORPORATE RESOLUTIONS, OPINIONS, STOCK CERTIFICATES, UCC FILINGS OR AMENDMENTS AND OTHER DOCUMENTATION, IN EACH CASE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT AND THE AGENT SHALL BE REASONABLY SATISFIED THAT IT HAS A FIRST PRIORITY PERFECTED PLEDGE OF ALL OF THE CAPITAL STOCK OF SUCH GUARANTOR OWNED BY THE BORROWER AND ITS SUBSIDIARIES. SIMULTANEOUSLY WITH THE FORMATION OR ACQUISITION OF ANY MATERIAL SUBSIDIARY WHICH IS NOT A DOMESTIC SUBSIDIARY OR AT ANY TIME THEREAFTER THAT SUCH NON-DOMESTIC SUBSIDIARY IS DETERMINED TO BE A MATERIAL SUBSIDIARY, THE BORROWER SHALL (OR, IF THE CAPITAL STOCK OF SUCH SUBSIDIARY IS OWNED BY ANOTHER SUBSIDIARY, SHALL CAUSE SUCH OTHER SUBSIDIARY TO) DELIVER TO THE AGENT AN EXECUTED PLEDGE AGREEMENT PURSUANT TO WHICH 65% OF EACH CLASS OF THE CAPITAL STOCK OF SUCH SUBSIDIARY IS PLEDGED TO THE AGENT FOR THE BENEFIT OF THE HOLDERS OF SECURED OBLIGATIONS, TOGETHER WITH APPROPRIATE CORPORATE RESOLUTIONS, OPINIONS, INCLUDING FOREIGN COUNSEL'S OPINION, STOCK CERTIFICATES, UCC OR OTHER REQUIRED FILINGS OR AMENDMENTS AND

      OTHER DOCUMENTATION, IN EACH CASE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT AND THE AGENT SHALL BE REASONABLY SATISFIED THAT IT HAS A FIRST PRIORITY PERFECTED PLEDGE OF 65% OF EACH CLASS OF THE CAPITAL STOCK OF SUCH SUBSIDIARY OR, IF LESS, SUCH PERCENTAGE AS IS OWNED BY THE BORROWER AND ITS SUBSIDIARIES.

            1.23 SECTION 7.2 OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING AT THE END THEREOF:


            (L) YEAR 2000 COVENANTS. THE BORROWER WILL AND WILL CAUSE EACH OF ITS SUBSIDIARIES TO TAKE ALL ACTIONS REASONABLY NECESSARY TO ASSURE THAT THE YEAR 2000 ISSUES WILL NOT HAVE A MATERIAL ADVERSE EFFECT. UPON THE AGENT'S OR ANY LENDER'S REQUEST, THE BORROWER WILL PROVIDE LENDER A DESCRIPTION OF THE YEAR 2000 PROGRAM OF THE BORROWER AND ITS SUBSIDIARIES, INCLUDING UPDATES AND PROGRESS REPORTS. BORROWER WILL ADVISE THE AGENT OF ANY REASONABLY ANTICIPATED MATERIAL ADVERSE EFFECT AS A RESULT OF YEAR 2000 ISSUES.

            1.24. SECTION 7.3(A) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE CLAUSE (IX) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

                  (IX) SECURED OR UNSECURED PURCHASE MONEY INDEBTEDNESS
            (INCLUDING CAPITALIZED LEASES) INCURRED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES AFTER THE ORIGINAL CLOSING DATE (INCLUDING, AS A RESULT OF THE ASSUMPTION OF ANY SUCH INDEBTEDNESS IN CONNECTION WITH A PERMITTED ACQUISITION) TO FINANCE THE ACQUISITION OF FIXED ASSETS, IF (1) AT THE TIME OF SUCH INCURRENCE, NO DEFAULT OR UNMATURED DEFAULT HAS OCCURRED AND IS CONTINUING OR WOULD RESULT FROM SUCH INCURRENCE, (2) SUCH INDEBTEDNESS HAS A SCHEDULED MATURITY AND IS NOT DUE ON DEMAND, (3) SUCH INDEBTEDNESS DOES NOT EXCEED THE LOWER OF THE FAIR MARKET VALUE OR THE COST OF THE APPLICABLE FIXED ASSETS ON THE DATE ACQUIRED, (4) SUCH INDEBTEDNESS DOES NOT EXCEED IN THE AGGREGATE AT ANY TIME AN AMOUNT EQUAL TO THE SUM OF (A) $10,000,000 PLUS (B) AN AMOUNT EQUAL TO 1.5% OF CONSOLIDATED REVENUES OF THE BORROWER AND ITS SUBSIDIARIES FOR EACH FISCAL YEAR, COMMENCING WITH THE FISCAL YEAR ENDING DECEMBER 31, 1997, (5) ANY LIEN SECURING SUCH INDEBTEDNESS IS PERMITTED UNDER SECTION 7.3(C) AND (6) SUCH INDEBTEDNESS IS INCURRED IN COMPLIANCE WITH CLAUSE (XV) BELOW (SUCH INDEBTEDNESS BEING REFERRED TO HEREIN AS "PERMITTED PURCHASE MONEY INDEBTEDNESS");

            1.25. SECTION 7.3(A) OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO DELETE CLAUSE (XII) THROUGH (XIV) THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:


                  (XII) INDEBTEDNESS (INCLUDING, WITHOUT LIMITATION,
            REIMBURSEMENT OBLIGATIONS IN CONNECTION WITH LETTERS OF CREDIT ISSUED IN CONNECTION THEREWITH)

            INCURRED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES (OR ASSUMED IN CONNECTION WITH A PERMITTED ACQUISITION) CONSISTING OF TAX-ADVANTAGED INDUSTRIAL REVENUE BOND, INDUSTRIAL DEVELOPMENT BOND OR OTHER SIMILAR FINANCINGS; PROVIDED THE AGGREGATE AMOUNT OF SUCH INDEBTEDNESS SHALL NOT AT ANY TIME EXCEED $40,000,000;

                  (XIII) INDEBTEDNESS INCURRED IN CONNECTION WITH THE
            RECEIVABLES PURCHASE DOCUMENTS; PROVIDED THE AGGREGATE AMOUNT OF SUCH INDEBTEDNESS SHALL NOT AT ANY TIME EXCEED $100,000,000 AND; PROVIDED FURTHER THAT IN ANY EVENT THE BORROWER SHALL CONCURRENTLY REDUCE THE REVOLVING CREDIT OBLIGATIONS BY AN AMOUNT EQUAL TO THE AMOUNT OF SUCH INDEBTEDNESS (WHICH REDUCTION SHALL HAVE NO IMPACT, HOWEVER, ON THE AGGREGATE COMMITMENT);

                  (XIV) OTHER INDEBTEDNESS (OTHER THAN WORKING CAPITAL
            FINANCING) EXISTING AT A NEW SUBSIDIARY AT THE TIME OF THE PERMITTED ACQUISITION THEREOF (BUT NOT INCURRED IN CONNECTION OR IN ANTICIPATION OF SUCH PERMITTED ACQUISITION) THE OUTSTANDING PRINCIPAL BALANCE OF WHICH DOES NOT EXCEED TEN PERCENT (10%) OF THE BOOK VALUE OF THE ASSETS ACQUIRED AS A RESULT OF SUCH PERMITTED ACQUISITION AND SUCH INDEBTEDNESS IS INCURRED IN COMPLIANCE WITH THE PROVISIONS OF CLAUSE (XV) BELOW; AND

                  (XV) OTHER INDEBTEDNESS IN ADDITION TO THAT REFERRED TO
            ELSEWHERE IN THIS SECTION 7.3(A) INCURRED BY THE BORROWER PROVIDED THAT (A) THE AGGREGATE AMOUNT OF SUCH OTHER INDEBTEDNESS TOGETHER WITH THE AGGREGATE AMOUNT OF PERMITTED PURCHASE MONEY INDEBTEDNESS AND INDEBTEDNESS INCURRED UNDER CLAUSE (XIV) ABOVE SHALL NOT AT ANY TIME EXCEED $50,000,000; (B) THE AGGREGATE AMOUNT OF SUCH OTHER INDEBTEDNESS WHICH IS SECURED BY A LIEN PERMITTED UNDER THE TERMS OF THIS AGREEMENT TOGETHER WITH THE AGGREGATE AMOUNT OF SECURED PERMITTED PURCHASE MONEY INDEBTEDNESS AND SECURED INDEBTEDNESS INCURRED UNDER CLAUSE (XIV) ABOVE SHALL NOT AT ANY TIME EXCEED $25,000,000; AND (C) NO DEFAULT OR UNMATURED DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING AT THE DATE OF SUCH INCURRENCE OR WOULD RESULT THEREFROM.

            1.26. SECTION 7.3(B) OF THE CREDIT AGREEMENT IS AMENDED TO CHANGE THE NUMBERING OF CLAUSE (III) TO CLAUSE (IV) AND TO INSERT THE FOLLOWING IMMEDIATELY PRIOR THERETO:

            (iii) PERMITTED RECEIVABLES TRANSFERS; AND

            1.27. SECTION 7.3(C) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE CLAUSE (VI) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

                        (VI) LIENS ARISING UNDER THE RECEIVABLES PURCHASE DOCUMENTS; AND

                        (VII) LIENS (OTHER THAN ON THE STOCK OF ANY
                  SUBSIDIARIES) SECURING OTHER OBLIGATIONS NOT EXCEEDING $25,000,000 IN THE AGGREGATE AT ANY TIME OUTSTANDING.

            1.28. SECTION 7.3(C) OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO ADD THE FOLLOWING AT THE END OF THE LAST SENTENCE THEREOF IMMEDIATELY PRIOR TO THE PERIOD:

            AND; PROVIDED FURTHER THAT THE RECEIVABLES PURCHASE DOCUMENTS MAY PROHIBIT THE CREATION OF A LIEN IN FAVOR OF THE AGENT FOR THE BENEFIT OF THE HOLDERS OF SECURED OBLIGATIONS ON THE ASSETS OF THE SPC AND ON THE RECEIVABLES INTERESTS BEING SOLD OR TRANSFERRED BY THE ORIGINATORS PURSUANT TO THE RECEIVABLES PURCHASE DOCUMENTS.

            1.29. SECTION 7.3(D) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE CLAUSE (IX) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (IX) INVESTMENTS IN SPC REQUIRED IN CONNECTION WITH THE RECEIVABLES PURCHASE DOCUMENTS: AND

            (X) INVESTMENTS IN ADDITION TO THOSE REFERRED TO ELSEWHERE IN THIS
      SECTION 7.3(D) IN AN AMOUNT NOT TO EXCEED $1,000,000 IN THE AGGREGATE AT ANY TIME OUTSTANDING;

      PROVIDED, HOWEVER, THAT THE INVESTMENTS DESCRIBED IN CLAUSES (V), (VIII) AND (X) ABOVE SHALL NOT BE PERMITTED IF EITHER A DEFAULT OR UNMATURED DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING ON THE DATE THEREOF OR WOULD RESULT THEREFROM.

            1.30. SECTION 7.3(E) OF THE CREDIT AGREEMENT IS AMENDED DELETE THE TERMS OF CLAUSES (I) AND (II) THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            (E) NON-GUARANTOR SUBSIDIARIES OR NON-PLEDGED SUBSIDIARIES. THE BORROWER SHALL NOT PERMIT THE TOTAL ASSETS OF THE SUBSIDIARIES WHICH ARE NOT GUARANTORS OR THE CAPITAL STOCK OF WHICH IS NOT PLEDGED (EXCLUDING THEREFROM ALL ITEMS THAT ARE TREATED AS INTANGIBLES UNDER AGREEMENT ACCOUNTING PRINCIPLES) TO BE EQUAL TO OR GREATER THAN TEN PERCENT (10%) OF CONSOLIDATED TANGIBLE ASSETS. FOR PURPOSES OF THIS SECTION 7.3(E),WITH RESPECT TO NON-DOMESTIC SUBSIDIARIES WHERE ONLY 65% OF THE CAPITAL STOCK IS PLEDGED, THIRTY FIVE PERCENT (35%) OF SUCH SUBSIDIARIES' CONSOLIDATED TANGIBLE ASSETS SHALL BE INCLUDED IN THE CALCULATION OF THE TEN PERCENT (10%) AMOUNT SET FORTH ABOVE.

            1.31 SECTION 7.3(G) OF THE CREDIT AGREEMENT IS AMENDED DELETE THE TERMS OF CLAUSES (I) AND (II) THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            (G)  CONDUCT OF BUSINESS; SUBSIDIARIES; ACQUISITIONS.

            (I) LINES OF BUSINESS. NEITHER THE BORROWER NOR ANY OF ITS SUBSIDIARIES SHALL ENGAGE IN ANY BUSINESS OTHER THAN THE BUSINESSES ENGAGED IN BY THE BORROWER ON THE ORIGINAL CLOSING DATE AND ANY BUSINESS OR ACTIVITIES WHICH ARE SUBSTANTIALLY SIMILAR, RELATED OR INCIDENTAL THERETO.

            (II)  DOMESTIC AND FOREIGN SUBSIDIARIES.

                  (A) DOMESTIC SUBSIDIARIES. THE BORROWER MAY CREATE, ACQUIRE
            AND/OR CAPITALIZE ANY SUBSIDIARY (A "NEW SUBSIDIARY") AFTER THE DATE HEREOF PURSUANT TO ANY TRANSACTION THAT IS PERMITTED BY OR NOT OTHERWISE PROHIBITED BY THIS AGREEMENT; PROVIDED THAT UPON THE CREATION OR ACQUISITION OF EACH NEW SUBSIDIARY, THE BORROWER SHALL CAUSE EACH NEW SUBSIDIARY THAT IS BOTH A DOMESTIC SUBSIDIARY AND A MATERIAL SUBSIDIARY TO PROMPTLY DELIVER TO THE AGENT AN EXECUTED COUNTERPART OF A GUARANTY SUPPLEMENT TO BECOME A GUARANTOR UNDER THE GUARANTY IN THE FORM OF EXHIBIT J ATTACHED HERETO AND APPROPRIATE CORPORATE RESOLUTIONS, OPINIONS AND OTHER DOCUMENTATION IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT, AND ALL NEW SUBSIDIARIES THAT ARE MATERIAL SUBSIDIARIES SHALL BE CONTROLLED SUBSIDIARIES.

                  (B) FOREIGN SUBSIDIARIES. THE BORROWER SHALL DELIVER AN
            AGREEMENT EVIDENCING THE PLEDGE, TO THE AGENT, FOR THE BENEFIT OF THE HOLDERS OF SECURED OBLIGATIONS OF 65% OF THE CAPITAL STOCK OF EACH MATERIAL SUBSIDIARY THAT IS NOT A DOMESTIC SUBSIDIARY, WITHIN SIXTY (60) DAYS AFTER SUCH SUBSIDIARY HAS BECOME A MATERIAL SUBSIDIARY, TOGETHER, IN EACH SUCH CASE, WITH CORPORATE RESOLUTIONS, OPINIONS OF COUNSEL, STOCK CERTIFICATES, STOCK POWERS AND SUCH OTHER CORPORATE DOCUMENTATION AS THE AGENT MAY REASONABLY REQUEST, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT; PROVIDED, HOWEVER, IN THE EVENT THAT ANY SUCH MATERIAL FOREIGN SUBSIDIARY IS WHOLLY-OWNED BY A DOMESTIC SUBSIDIARY, IN CONNECTION WITH WHICH ALL OF THE REQUIREMENTS OF THIS CLAUSE (II) HAVE BEEN SATISFIED AND THE ACTIVITIES OF WHICH ARE LIMITED TO OWNING THE CAPITAL STOCK OF ITS SUBSIDIARIES, THEN, THE AGENT, AT ITS OPTION, MAY WAIVE THE REQUIREMENT FOR THE PLEDGE OF SUCH FOREIGN MATERIAL SUBSIDIARY'S CAPITAL STOCK UNDER THIS CLAUSE (II); AND PROVIDED FURTHER, HOWEVER, IN THE EVENT THAT MORE THAN ONE SUBSIDIARY WITHIN A COMMONLY CONTROLLED GROUP OF SUBSIDIARIES CONSTITUTES A MATERIAL SUBSIDIARY WHICH IS NOT A DOMESTIC SUBSIDIARY, THEN ONLY THE CAPITAL STOCK OF THE "PARENT" OR "CONTROLLING" SUBSIDIARY SHALL BE REQUIRED TO BE PLEDGED. IF AT ANY TIME ANY NON-DOMESTIC MATERIAL SUBSIDIARY SHALL ISSUE OR CAUSE TO BE ISSUED CAPITAL STOCK, OR WARRANTS OR OPTIONS WITH RESPECT TO ITS CAPITAL STOCK, SUCH THAT THE AGGREGATE AMOUNT OF THE CAPITAL STOCK, IF ANY, OF SUCH MATERIAL FOREIGN SUBSIDIARY PLEDGED TO THE AGENT FOR THE BENEFIT OF THE HOLDERS OF SECURED OBLIGATIONS IS LESS THAN 65% OF ALL OF THE OUTSTANDING CAPITAL STOCK THEREOF, THE BORROWER SHALL (I) PROMPTLY

            NOTIFY THE AGENT OF SUCH DEFICIENCY AND (II) DELIVER OR CAUSE TO BE DELIVERED ANY AGREEMENTS, INSTRUMENTS, CERTIFICATES AND OTHER DOCUMENTS AS THE AGENT MAY REASONABLY REQUEST ALL IN A FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT IN ORDER TO CAUSE ALL OF THE CAPITAL STOCK OF SUCH NON-DOMESTIC MATERIAL SUBSIDIARY (BUT NOT IN EXCESS OF 65% OF ALL OF THE OUTSTANDING CAPITAL STOCK THEREOF) TO BE PLEDGED TO THE AGENT FOR THE BENEFIT OF THE HOLDERS OF SECURED OBLIGATIONS. IN THE EVENT THAT THE BORROWER OR ANY GUARANTOR CAUSES OR PERMITS ANY FOREIGN MATERIAL SUBSIDIARY THAT IS NOT A GUARANTOR TO, DIRECTLY OR INDIRECTLY, GUARANTEE THE PAYMENT OF ANY INDEBTEDNESS OF THE BORROWER OR ANY GUARANTOR THEN THE BORROWER WILL (1) SIMULTANEOUSLY DELIVER, OR CAUSE TO BE DELIVERED, AN AGREEMENT EVIDENCING THE PLEDGE, TO THE AGENT, FOR THE BENEFIT OF THE HOLDERS OF SECURED OBLIGATIONS, OF ALL OF THE CAPITAL STOCK OF SUCH NON-DOMESTIC MATERIAL SUBSIDIARY, (2) SIMULTANEOUSLY CAUSE SUCH NON-DOMESTIC MATERIAL SUBSIDIARY TO EXECUTE AND DELIVER TO THE AGENT A GUARANTY SUPPLEMENT PURSUANT TO WHICH IT AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF THE SUBSIDIARY GUARANTY (WHEREUPON SUCH SUBSIDIARY SHALL BECOME A "GUARANTOR" UNDER THIS AGREEMENT), AND (3) DELIVER AND CAUSE SUCH SUBSIDIARIES TO DELIVER CORPORATE RESOLUTIONS, OPINIONS OF COUNSEL, STOCK CERTIFICATES, STOCK POWERS, UCC FINANCING STATEMENTS WITH RESPECT TO THE CAPITAL STOCK ADDED AS ADDITIONAL COLLATERAL AND SUCH OTHER CORPORATE DOCUMENTATION AS THE AGENT MAY REASONABLY REQUEST, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT.

            1.32. SECTION 7.3(G) OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO DELETE CLAUSE (III)(H) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            (H) THE WRITTEN CONSENT OF THE REQUIRED LENDERS SHALL HAVE BEEN OBTAINED IN CONNECTION WITH ANY ACQUISITION IF (1) THE AGGREGATE, WITHOUT DUPLICATION, OF (A) THE CASH PORTION OF THE PURCHASE PRICE, PLUS (B) THE DIFFERENCE (IF POSITIVE) OF (I) INDEBTEDNESS INCURRED OR ASSUMED IN CONNECTION WITH SUCH ACQUISITION MINUS (II) CASH ACQUIRED IN SUCH ACQUISITION IS GREATER THAN $75,000,000 OR (2) (A) THE AGGREGATE PURCHASE PRICE (INCLUDING, WITHOUT LIMITATION OR DUPLICATION, CASH, STOCK, INDEBTEDNESS ASSUMED (NET OF ANY CASH ACQUIRED), AND TRANSACTION RELATED CONTRACTUAL PAYMENTS, INCLUDING AMOUNTS PAYABLE UNDER NON-COMPETE, CONSULTING OR SIMILAR AGREEMENTS)(VALUING ALL NON-CASH CONSIDERATION AT FAIR VALUE) (THE "PURCHASE PRICE") IS EQUAL TO OR GREATER THAN $10,000,000; AND (B) THE PURCHASE PRICE IS EQUAL TO OR GREATER THAN EIGHT
      (8) TIMES THE EBITDA OF THE TARGET ENTITY FOR THE LAST 12-MONTH PERIOD PRECEDING SUCH ACQUISITION FOR WHICH FINANCIAL STATEMENTS ARE AVAILABLE.

            1.33. SECTION 7.3 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE SUBSECTION (H) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (H) TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES. NEITHER THE BORROWER NOR ANY OF ITS SUBSIDIARIES SHALL DIRECTLY OR INDIRECTLY ENTER INTO OR PERMIT TO EXIST ANY TRANSACTION (INCLUDING, WITHOUT LIMITATION, THE PURCHASE, SALE, LEASE OR EXCHANGE OF ANY PROPERTY OR

      THE RENDERING OF ANY SERVICE) WITH ANY HOLDER OR HOLDERS OF ANY OF THE EQUITY INTERESTS OF THE BORROWER, OR WITH ANY AFFILIATE OF THE BORROWER WHICH IS NOT ITS SUBSIDIARY, ON TERMS THAT ARE LESS FAVORABLE TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, AS APPLICABLE, THAN THOSE THAT MIGHT BE OBTAINED IN AN ARM'S LENGTH TRANSACTION AT THE TIME FROM PERSONS WHO ARE NOT SUCH A HOLDER OR AFFILIATE, EXCEPT FOR (I) PERMITTED RECEIVABLES TRANSFERS AND (II) RESTRICTED PAYMENTS PERMITTED BY SECTION 7.3(F).

            1.34. SECTION 7.3(J) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE CLAUSE (III) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (III) THE AGGREGATE AMOUNT OF ALL OBLIGATIONS INCURRED BY THE BORROWER AND ITS SUBSIDIARIES IN CONNECTION THEREWITH DOES NOT EXCEED $25,000,000 OUTSTANDING AT ANY TIME.

            1.35. SECTION 7.3 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE SUBSECTION (P) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (P) SUBSIDIARY COVENANTS. EXCEPT TO THE EXTENT REQUIRED IN THE RECEIVABLES TRANSFER DOCUMENTS, THE BORROWER WILL NOT, AND WILL NOT PERMIT ANY SUBSIDIARY TO, CREATE OR OTHERWISE CAUSE TO BECOME EFFECTIVE ANY CONSENSUAL ENCUMBRANCE OR RESTRICTION OF ANY KIND ON THE ABILITY OF ANY SUBSIDIARY TO PAY DIVIDENDS OR MAKE ANY OTHER DISTRIBUTION ON ITS STOCK, OR MAKE ANY OTHER RESTRICTED PAYMENT, PAY ANY INDEBTEDNESS OR OTHER OBLIGATION OWED TO THE BORROWER OR ANY OTHER SUBSIDIARY, MAKE LOANS OR ADVANCES OR OTHER INVESTMENTS IN THE BORROWER OR ANY OTHER SUBSIDIARY, OR SELL, TRANSFER OR OTHERWISE CONVEY ANY OF ITS PROPERTY TO THE BORROWER OR ANY OTHER SUBSIDIARY.

            1.36. SECTION 7.3 OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING SUBSECTION (S) IN THE APPLICABLE LOCATION:

            (S) AMENDMENT OF RECEIVABLES PURCHASE DOCUMENTS. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, AGREE TO OR ENTER INTO ANY AMENDMENT, RESTATEMENT OR OTHER MODIFICATION OF THE RECEIVABLES PURCHASE DOCUMENTS, OR SUBSTITUTE OR REPLACE THE RECEIVABLES PURCHASE DOCUMENTS WITH ANOTHER RECEIVABLES SECURITIZATION FACILITY, THAT WOULD (I) INCREASE THE MAXIMUM PRINCIPAL AMOUNT OF INDEBTEDNESS TO BE INCURRED THEREUNDER TO AN AMOUNT IN EXCESS OF $100,000,000; PROVIDED THAT IN ANY EVENT THE BORROWER SHALL CONCURRENTLY REDUCE THE REVOLVING CREDIT OBLIGATIONS BY AN AMOUNT EQUAL TO THE AMOUNT OF ANY INCREASE IN SUCH INDEBTEDNESS; (II) ACCELERATE ANY SCHEDULED AMORTIZATION DATE; (III) INCREASE THE RECOURSE OBLIGATIONS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES (OTHER THAN SPC) IN ANY MATERIAL RESPECT; (IV) IMPOSE NET WORTH COVENANTS FOR SPC THAT ARE MATERIALLY MORE STRINGENT THAN THOSE ORIGINALLY CONTAINED IN THE RECEIVABLES PURCHASE DOCUMENTS OR MATERIALLY MORE STRINGENT THAN IN COMPARABLE STRUCTURED FINANCE TRANSACTIONS; (V) MATERIALLY DECREASE THE CASH CONSIDERATION TO BE PAID TO ANY ORIGINATOR ON ACCOUNT OF ANY PERMITTED RECEIVABLES TRANSFERS; OR (VI) MATERIALLY INCREASE THE AMOUNT OF DISCOUNT, YIELD OR INTEREST PAYABLE THEREUNDER.

            1.37. SECTION 7.4(A) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE FIRST SENTENCE THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

      THE BORROWER SHALL MAINTAIN A RATIO ("FIXED CHARGE COVERAGE RATIO") OF (I) THE SUM OF (A) EBITDA, MINUS (B) DEPRECIATION EXPENSE, TO THE EXTENT INCLUDED IN THE CALCULATION OF EBITDA, PLUS (C) RENTALS OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES TO (II) THE SUM OF (A) INTEREST EXPENSE, PLUS (B) RENTALS PLUS (C) SCHEDULED AMORTIZATION OF INDEBTEDNESS (OTHER THAN INDEBTEDNESS IN RESPECT OF PERMITTED RECEIVABLES TRANSFERS), IN EACH CASE FOR THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES OF AT LEAST 2.25 TO 1.00 FOR EACH FISCAL QUARTER COMMENCING WITH THE FISCAL QUARTER ENDING SEPTEMBER 30, 1998 AND EACH FISCAL QUARTER THEREAFTER.

            1.38. SECTION 7.4 OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO DELETE SUBSECTIONS (B) AND (D) THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            (B) TOTAL DEBT TO EBITDA RATIO. THE BORROWER SHALL NOT AT ANY TIME PERMIT THE RATIO (THE "LEVERAGE RATIO") OF (I) TOTAL DEBT OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES TO (II) EBITDA OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES, TO BE GREATER THAN 4.50 TO 1.00. THE LEVERAGE RATIO SHALL BE CALCULATED, IN EACH CASE, DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER (COMMENCING WITH THE FISCAL QUARTER ENDING SEPTEMBER 30, 1998 AND EACH FISCAL QUARTER THEREAFTER) BASED UPON (A) FOR TOTAL DEBT, TOTAL DEBT AS OF THE LAST DAY OF EACH SUCH FISCAL QUARTER; AND (B) FOR EBITDA, EBITDA FOR THE TWELVE-MONTH PERIOD ENDING ON SUCH DAY, CALCULATED AS SET FORTH IN THE DEFINITION THEREOF.

            (D) SENIOR DEBT TO EBITDA RATIO. THE BORROWER SHALL NOT AT ANY TIME PERMIT THE RATIO OF (I) TOTAL DEBT OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES MINUS PERMITTED SUBORDINATED INDEBTEDNESS OF THE BORROWER TO
      (II) EBITDA OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES, TO BE GREATER THAN 3.00 TO 1.00. SUCH RATIO SHALL BE CALCULATED, IN EACH CASE, DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER (COMMENCING WITH THE FISCAL QUARTER ENDING SEPTEMBER 30, 1998 AND EACH FISCAL QUARTER THEREAFTER) BASED UPON (A) FOR TOTAL DEBT AND PERMITTED SUBORDINATED INDEBTEDNESS, TOTAL DEBT AND PERMITTED SUBORDINATED INDEBTEDNESS AS OF THE LAST DAY OF EACH SUCH FISCAL QUARTER; AND (B) FOR EBITDA, EBITDA FOR THE TWELVE-MONTH PERIOD ENDING ON SUCH DAY, CALCULATED AS SET FORTH IN THE DEFINITION THEREOF.

            1.39. SECTION 13.3(C) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
      THEREFOR:

            (C) THE REGISTER. THE AGENT SHALL MAINTAIN AT ITS ADDRESS REFERRED TO IN SECTION 14.1 A COPY OF EACH COMMITMENT AND ACCEPTANCE DELIVERED PURSUANT TO SECTION

      2.4(B) AND EACH ASSIGNMENT AGREEMENT DELIVERED TO AND ACCEPTED BY IT PURSUANT TO THIS SECTION 13.3 AND A REGISTER (THE "REGISTER") FOR THE RECORDATION OF THE NAMES AND ADDRESSES OF THE LENDERS AND THE COMMITMENT OF AND PRINCIPAL AMOUNT OF THE LOANS OWING TO, EACH LENDER FROM TIME TO TIME AND WHETHER SUCH LENDER IS AN ORIGINAL LENDER, BECAME A LENDER PURSUANT TO SECTION 2.4(B) OR THE ASSIGNEE OF ANOTHER LENDER PURSUANT TO AN ASSIGNMENT UNDER THIS SECTION 13.3. THE ENTRIES IN THE REGISTER SHALL BE CONCLUSIVE AND BINDING FOR ALL PURPOSES, ABSENT MANIFEST ERROR, AND THE BORROWER AND EACH OF ITS SUBSIDIARIES, THE AGENT AND THE LENDERS MAY TREAT EACH PERSON WHOSE NAME IS RECORDED IN THE REGISTER AS A LENDER HEREUNDER FOR ALL PURPOSES OF THIS AGREEMENT. THE REGISTER SHALL BE AVAILABLE FOR INSPECTION BY THE BORROWER OR ANY LENDER AT ANY REASONABLE TIME AND FROM TIME TO TIME UPON REASONABLE PRIOR NOTICE.

            1.40. THE SCHEDULES AND EXHIBITS TO THE CREDIT AGREEMENT ARE AMENDED TO DELETE SCHEDULES 1.1.3, 1.1.5 AND 6.8 AND EXHIBITS B AND K THERETO AND TO SUBSTITUTE THE LIKE NUMBERED AND LETTERED SCHEDULES AND EXHIBITS ATTACHED TO THIS AMENDMENT.

      2. CONDITIONS OF EFFECTIVENESS. The provisions of Section 1(A) of this Amendment shall not become effective unless this Amendment shall have been executed by the Borrower, the Agent and NationsBank, N.A. The provisions of
Section 1(B) of this Amendment shall not become effective unless:

            (a) this Amendment shall have been executed by the Borrower, the Agent, the Required Lenders and any Lender the Commitment of which is increasing or which is joining the Agreement through this Amendment as a new Lender (the "Required Signatories");

             (b) the Agent shall have received from the Subsidiaries a reaffirmation in the form attached as EXHIBIT A hereto;

            (c) the Borrower shall have paid to the Agent for the ratable account of each of the Lenders parties to the Original Credit Agreement which have signed this Amendment an amendment fee in the amount of ten basis points applied to their Commitment as in effect immediately prior to this Amendment;

            (d) the Borrower shall have paid to the Agent such other fees as have been agreed to between the Borrower and the Agent and/or Arranger;

            (e) the Borrower shall have repaid all outstanding Revolving Loans as of the effective date hereof;

            (f) the Borrower shall have executed an amended and restated Swing Line Note; and

            (g) the Borrower has furnished to the Agent, with sufficient copies for the Lenders, all in form and substance satisfactory to the Agent and the Required Signatories:

                  (i) Corporate documentation satisfactory to the Agent of the corporate power and authority of the Borrower and its Subsidiaries in connection with the increased facility;

                  (ii) A certificate, in form and substance satisfactory to the
            Agent, signed by the chief financial officer or treasurer of the Borrower, stating that on the effective date of the Amendment no Default or Unmatured Default has occurred and is continuing, and setting forth the calculation of the Leverage Ratio as of September 30, 1998.

                  (iii) An updated written opinion of the Borrower's,
            Guarantors' and pledged Subsidiaries' general counsel and outside counsel, addressed to the Agent and the Lenders in form and substance reasonably acceptable to the Agent;

                  (iv) Revolving Notes payable to the order of each of the
            applicable Lenders where the Commitment of such Lender has changed;

                  (v) written responses to the Agent's questionnaire regarding the Borrower's and its Subsidiaries' plan for addressing the Year 2000 Issues; and

                  (vi) Such other documents as the Agent or any of the Required
            Signatories or its counsel may have reasonably requested.

      3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

      (a) The Borrower has the legal power and authority to execute and deliver this Amendment and the officers of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

      (b) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally).

      (c) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

      (d)  There exists no Default or Unmatured Default.

      4. PROVISIONS APPLICABLE TO NEW LENDERS. Each financial institution signatory hereto which has not previously been a party to the Credit Agreement
(i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by such new Lender and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and thereby join as a party to the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as its contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the administrative schedule previously provided to the Agent and (vi) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that such new Lender is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

      5. REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.

      (a) Upon the effectiveness of either or both of Section 1(A) and/or
Section 1(B) hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

      (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power of remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      6. GOVERNING LAW. ANY DISPUTE BETWEEN THE BORROWER AND THE AGENT, ANY LENDER, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT

AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

      7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.


          - - - - Remainder of this page intentionally blank - - - -

                            Signature Page to Metals USA, Inc. Amendment No. 1
                                      to Amended and Restated Credit Agreement

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                METALS USA, INC.
                                AS THE BORROWER

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO,
                                     INDIVIDUALLY AND AS AGENT

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________


                              BANKERS TRUST COMPANY, as a Lender

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________


                            Signature Page to Metals USA, Inc. Amendment No. 1
                                      to Amended and Restated Credit Agreement

                              CHASE BANK OF TEXAS, N.A., as a Lender


                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________

                              GUARANTY FEDERAL BANK, F.S.B., as a Lender


                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________


                              NATIONSBANK, N.A., (successor to NationsBank of Texas, N.A.), as a Lender


                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________


                              PNC BANK, NATIONAL ASSOCIATION, as a Lender

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________

                              SOUTHTRUST BANK, NATIONAL ASSOCIATION, as a Lender

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________


                              UNION BANK OF CALIFORNIA, N.A., as a Lender

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________


                              WACHOVIA BANK, N.A., as a Lender

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as a Lender

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________

                              THE BANK OF NOVA SCOTIA, as a Lender

                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________



                              COMERICA BANK, as a Lender


                              By:  _____________________________________

                              Print Name: _______________________________

                              Title: _____________________________________

By their signature below, each of the following institutions acknowledges and agrees that as of the effective date of this Amendment they no longer are Lenders under the Credit Agreement referred to above:

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION, as a Lender

By:  _____________________________________

Print Name: _______________________________

Title: _____________________________________


BANK ONE, TEXAS, N.A., as a Lender

By:  _____________________________________

Print Name: _______________________________

Title: _____________________________________

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 1

                      REAFFIRMATION OF SUBSIDIARY GUARANTY

                                    Attached

                                  REAFFIRMATION

            Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 11, 1998, by and among Metals USA, Inc., the Lenders and the Agent (as so amended thereby, the "Credit Agreement") which Amendment No. 1 is dated as of November 25, 1998 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of February 11, 1998 executed by it and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

                        AEROSPACE SPECIFICATION METALS, INC.
                        AFFILIATED METALS COMPANY
                        ALUMINUM BUILDING SYSTEMS, INC.
                        CONCORD METALS CORPORATION
                        CORNERSTONE ALUMINUM COMPANY, INC.
                        CORNERSTONE BUILDING PRODUCTS, INC.
                        CORNERSTONE METALS CORPORATION
                        FAITOUTE STEEL COMPANY, INC.
                        FEDERAL BRONZE ALLOYS, INC.
                        FLAGG STEEL COMPANY, INC.
                        FOREST MANUFACTURING, INC.
                        FULLERTON METALS COMPANY
                        GSBC, INC.
                        HARVEY TITANIUM, LTD.
                        INDEPENDENT METALS CO., INC.
                        INDUSTRIAL METALS, INC.
                        INTERSTATE STEEL PROCESSING COMPANY
                        INTERSTATE STEEL SUPPLY COMPANY
                        INTERSTATE STEEL SUPPLY CO. OF MARYLAND, INC. INTERSTATE STEEL SUPPLY CO. OF PITTSBURGH, INC. INTSEL GP
                        INTSEL LP

                        INTSEL SOUTHWEST LIMITED PARTNERSHIP
                        JEFFREYS STEEL COMPANY, INC.
                        JEFFREYS REAL ESTATE CORPORATION
                        KROHN STEEL SERVICE CENTER, INCORPORATED
                        LASERPRO, INCORPORATED
                        MEIER METAL SERVICENTERS, INC.
                        METALS USA FINANCE CORP.
                        METALS USA SERVICE CORPORATION
                        METALMART, INC.
                        MUSA GP, INC.
                        MUSA LP, INC.
                        NATIONAL MANUFACTURING, INC.
                        PACIFIC METAL COMPANY
                        PROFESSIONAL METALS, INC.
                        QUEENSBORO STEEL CORPORATION
                        R.J. FABRICATING, INC.
                        ROYAL ALUMINUM, INC.
                        SIERRA PACIFIC STEEL, INC.
                        SOUTHERN ALLOY OF AMERICA, INC.
                        STEEL MANUFACTURING AND WAREHOUSE COMPANY
                        STEEL SERVICE SYSTEMS, INC.
                        TEXAS ALUMINUM INDUSTRIES, INC.
                        THE LEVINSON STEEL COMPANY
                        UNI-STEEL, INC.
                        VALLEY ALUMINUM CO.
                        VALLEY ALUMINUM OF NEVADA, INC.
                        WAYNE STEEL, INC.
                        WESTERN AWNING COMPANY, INC.
                        WILKOF-MORRIS STEEL COMPANY
                        WILLIAMS STEEL & SUPPLY CO., INC.
                        WSS TRANSPORTATION, INC.


                        In each case:

                       By: _______________________________
                      Its: _______________________________

                        METALS VENTURES, L.L.C.

                       By:_______________________________
                       Its:_______________________________

                              By:___________________________
                              Its:___________________________


                       CORNERSTONE PATIO CONCEPTS, L.L.C.

                       By:_______________________________
                       Its:_______________________________

                              By:___________________________
                              Its:___________________________


                         METALS USA MANAGEMENT CO., L.P.

                        By: MUSA GP, INC.

                        Its: General Partner

                              By: ______________________________
                              Its: ______________________________

                                    EXHIBIT B

                                   COMMITMENTS


                           Revolving Loan Commitments


                        LENDER               AMOUNT OF REVOLVING LOAN

            The First National Bank of
            Chicago                                 $68,000,000

            NationsBank, N.A. (successor
            to NationsBank of Texas, N.A.)          $62,000,000

            PNC Bank, National Association          $35,000,000

            Bankers Trust Company                   $25,000,000

            Chase Bank of Texas, N.A.               $25,000,000

            SouthTrust Bank, National
            Association                             $25,000,000

            Wells Fargo Bank (Texas),
            National Association                    $25,000,000

            The Bank of Nova Scotia                 $25,000,000

            Guaranty Federal Bank, F.S.B.           $15,000,000

            Union Bank of California, N.A.          $15,000,000

            Wachovia Bank, N.A.                     $15,000,000

            Comerica Bank                           $15,000,000

            TOTAL                                  $350,000,000



                             SWING LINE COMMITMENTS

                                               AMOUNT OF SWING LINE
                        LENDER                      COMMITMENT

            The First National Bank of
            Chicago                               $25,000,000.00

                                    EXHIBIT K

                            COMMITMENT AND ACCEPTANCE

                                    Attached

                        FORM OF COMMITMENT AND ACCEPTANCE

                             Dated          ,


            Reference is made to the Amended and Restated Credit Agreement dated as of February 11, 1998 Credit Agreement (as amended prior to the date hereof by Amendment No. 1 thereto dated as of November 25, 1998 and [insert description of all other amendments],] the "CREDIT AGREEMENT") among Metals USA, Inc., a Delaware corporation (the "Borrower"), the financial institutions party thereto (the "Lenders"), and The First National Bank of Chicago, as contractual representative for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

            Pursuant to SECTION 2.4(B) of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $______________ to $_____________. Such increase in the Aggregate Commitment is to become effective on the date (the "EFFECTIVE DATE") which is the later of (i) _________, ____ and
(ii) the date on which the conditions precedent set forth in SECTION 2.4(B) in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Commitment, the Borrower, the Agent and _________________ (the "Accepting Bank") hereby agree as follows:

            1. Effective as of the Effective Date, [the Accepting Bank shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal to the] [the Commitment of the Accepting Bank under the Credit Agreement shall be increased from $_________ to the] amount set forth opposite the Accepting Bank's name on the signature page hereof.

            [2. The Accepting Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender]

            3. The Borrower hereby represents and warrants that as of the date hereof and as of the Effective Date, no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.

            4. THIS COMMITMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

            5. This Commitment and Acceptance Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    METALS USA, INC.

                                    By:
                                     Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Agent

                                    By:
                                     Title:


COMMITMENT                          ACCEPTING BANK


$                                   [BANK]


                                    By:
                                     Title:


                          REAFFIRMATIONS OF GUARANTORS

            Each of the undersigned hereby acknowledges receipt of the foregoing Commitment and Acceptance. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement referred to in the foregoing Commitment and Acceptance. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of February 11, 1998 executed by it and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Commitment and Acceptance and as the same may from time to time hereafter be amended, modified or restated. The failure of any Guarantor to sign this Reaffirmation shall not release, discharge or otherwise affect the obligations of any of the Guarantors hereunder or under the Guaranty.


                        AEROSPACE SPECIFICATION METALS, INC.
                        AFFILIATED METALS COMPANY
                        ALUMINUM BUILDING SYSTEMS, INC.
                        CONCORD METALS CORPORATION
                        CORNERSTONE ALUMINUM COMPANY, INC.
                        CORNERSTONE BUILDING PRODUCTS, INC.
                        CORNERSTONE METALS CORPORATION
                        FAITOUTE STEEL COMPANY, INC.
                        FEDERAL BRONZE ALLOYS, INC.
                        FLAGG STEEL COMPANY, INC.
                        FOREST MANUFACTURING, INC.
                        FULLERTON METALS COMPANY
                        GSBC, INC.
                        HARVEY TITANIUM, LTD.
                        INDEPENDENT METALS CO., INC.
                        INDUSTRIAL METALS, INC.
                        INTERSTATE STEEL PROCESSING COMPANY
                        INTERSTATE STEEL SUPPLY COMPANY
                        INTERSTATE STEEL SUPPLY CO. OF MARYLAND, INC. INTERSTATE STEEL SUPPLY CO. OF PITTSBURGH, INC. INTSEL GP
                        INTSEL LP
                        INTSEL SOUTHWEST LIMITED PARTNERSHIP
                        JEFFREYS STEEL COMPANY, INC.
                        JEFFREYS REAL ESTATE CORPORATION
                        KROHN STEEL SERVICE CENTER, INCORPORATED
                        LASERPRO, INCORPORATED
                        MEIER METAL SERVICENTERS, INC.
                        METALS USA FINANCE CORP.
                        METALS USA SERVICE CORPORATION
                        METALMART, INC.
                        MUSA GP, INC.
                        MUSA LP, INC.
                        NATIONAL MANUFACTURING, INC.
                        PACIFIC METAL COMPANY
                        PROFESSIONAL METALS, INC.
                        QUEENSBORO STEEL CORPORATION

                        R.J. FABRICATING, INC.
                        ROYAL ALUMINUM, INC.
                        SIERRA PACIFIC STEEL, INC.
                        SOUTHERN ALLOY OF AMERICA, INC.
                        STEEL MANUFACTURING AND WAREHOUSE COMPANY
                        STEEL SERVICE SYSTEMS, INC.
                        TEXAS ALUMINUM INDUSTRIES, INC.
                        THE LEVINSON STEEL COMPANY
                        UNI-STEEL, INC.
                        VALLEY ALUMINUM CO.
                        VALLEY ALUMINUM OF NEVADA, INC.
                        WAYNE STEEL, INC.
                        WESTERN AWNING COMPANY, INC.
                        WILKOF-MORRIS STEEL COMPANY
                        WILLIAMS STEEL & SUPPLY CO., INC.
                        WSS TRANSPORTATION, INC.


                        In each case:

                       By: _______________________________
                      Its: _______________________________

                       METALS VENTURES, L.L.C.


                       By:_______________________________
                       Its:_______________________________

                         By:___________________________
                         Its:___________________________

                       CORNERSTONE PATIO CONCEPTS, L.L.C.


                       By:_______________________________
                       Its:_______________________________

                         By:___________________________
                         Its:___________________________

                        METALS USA MANAGEMENT CO., L.P.

                        By: MUSA GP, INC.

                        Its: General Partner

                         By: ______________________________
                         Its: ______________________________